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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                -----------------

                                  June 4, 2002
                Date of Report (Date of Earliest Event Reported)

                              WCI COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                            1-31255                    59-2857021
(State or Other Jurisdiction of   (Commission File Number)       (IRS Employer
 Incorporation or Organization)                              Identification No.)


24301 Walden Center Drive                                           34134
Bonita Springs, Florida 34134                                     (Zip Code)
(Address of Principal Executive Office)


                                 (239) 947-2600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

                  Prior to our initial public offering ("IPO") on March 12, 2 002, 25,096,400 shares of common stock constituting 68.98% of our outstanding shares were held by Communities Investor Limited Partnership ( "CILP "), and beneficially owned by its general and limited partners including Kamehameha Activities Association, Citicorp Venture Capital, Ltd. ( "CVC "), John D. and Catherine T. MacArthur Foundation (the "MacArthur Foundation"), Alfred Hoffman, Jr. and Don E. Ackerman. Subsequent to the IPO, the shares held by CILP were distributed to the partners pursuant to a formula set forth in the limited partnership agreement of CILP.

                  On June 4, 2002, Joshua J. Mintz, the designee of the MacArthur Foundation on the Board of Directors of the Company, resigned pursuant to the policy of the MacArthur Foundation not to allow any employee of the MacArthur Foundation to serve on the board of directors of a public company.

               On July 10, 2002, Thomas F. McWilliams, the designee of CVC on the Board of Directors of the Company, resigned after a determination that WCI shares received by CVC in the distribution from CILP, as described above, would be aggregated under Rule 144 of the Securities Act of 1933, as amended, with WCI shares held by Alfred Hoffman, Jr. and Don E. Ackerman, the CEO and Chairman of WCI, respectively.

                  Recent Form 4's filed by Don E. Ackerman, Chairman of the Board, describe the distributions of WCI common stock made to the partners of the Ackerman Family Limited Partnership, controlled by Don E. Ackerman, from CILP. The partners of the Ackerman Family Limited Partnership to which WCI Stock was distributed are: Don E. Ackerman Family Trust Dated December 24, 2001; Don
E. Ackerman Trust Dated December 14, 1996; Cherilyn K. Ovca Trust Dated April 3, 1996; Steven J. Ackerman Revocable Trust Dated February 16, 1991; Don E. Ackerman Grandchildren's Trust Dated May 17, 1996; Michael Ackerman; and Chandelle Ventures, Inc., which is the general partner of the Ackerman Family Limited Partnership and of which Mr. Ackerman is President and majority shareholder. As of August 6, 2002, Chandelle Ventures Inc. resigned as Trustee of the Don E. Ackerman Grandchildren's Trust Dated May 17, 1996, and Don E. Ackerman resigned as Trustee of the Cherilyn K. Ovca Trust Dated April 3, 1996 and the Steven J. Ackerman Revocable Trust Dated February 16, 1991. Mr. Ackerman was not a Trustee of the Don E. Ackerman Family Trust Dated December 24, 2001. Therefore, by virtue of the foregoing distributions and resignations, none of the shares so distributed will be aggregated for Rule 144 shares after November 6, 2002. In addition to the above, Mr. Ackerman's Trust holds, as prior reported holdings, additional shares of WCI common stock, as stated in the filings made.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WCI COMMUNITIES, INC.


                                   By: /s/ James P. Dietz
                                       ------------------------------------
                                   Name:   James P. Dietz
                                   Title:  Senior Vice President and Chief
                                            Financial Officer

Date:  September 5, 2002